RiverPark Funds Trust

RiverPark Strategic Income Fund

Retail Class (RSIVX)

Institutional Class (RSIIX)

Class C

SUPPLEMENT DATED FEBRUARY 8, 2023 TO SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JANUARY 26, 2023

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Revised Operating Expense Table for the RiverPark Strategic Income Fund (the “Fund”)

To better reflect current estimates of operating expenses of the Fund, the table entitled “Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” is hereby deleted and replaced in its entirety by the table set forth below (including the footnotes thereto):

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Interest Expense and Dividends on Short Positions	0.16%	0.16%	0.16%
Shareholder Servicing Fees[1]	0.25%	None	None
Administrative Fees[1]	0.11%	0.11%	0.11%
Other Expenses[2]	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.34%	1.09%	2.09%

1	Based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares.

2	Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.

In addition, the sub-section entitled " Example" is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$136	$425	$734	$1,613
Institutional	$111	$347	$601	$1,329
Class C	$212	$655	$1,124	$2,421